EXHIBIT 99.14

IRA Custodial Agreement
Form 5305-A

This Agreement is made between the individual who signs the Park Avenue Portfolio IRA Application (the Depositor) and State Street Bank and Trust Company (the Custodian), c/o National Financial Data Services, P.O. Box 419733, Kansas City, MO 64141-6733. By executing the IRA Application, the Depositor establishes an Individual Retirement Account as described in Section 408(a) of the Internal Revenue Code of 1986 (the Code), in order to provide for his or her retirement or to provide for income for his or her beneficiary after death.

The provisions of Articles I to VII of this Agreement are in the form promulgated by the Internal Revenue Service in Form 5305-A for use in establishing an Individual Retirement Custodial Account. Article VIII contains additional provisions.

Article I.

The Custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in Section 402(c) (but only after December 31, 1992), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in Section 408(k). Rollover contributions before January 1, 1993 include rollovers described in Section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code or an
employer contribution to a simplified employee pension plan as described in
Section 408(k).

Article II.

The Depositor's interest in the balance in the custodial account is nonforfeitable.

Article III.

1. No part of the custodial funds may be invested in life insurance contacts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of Section 408(a)(5) of the Code).

2. No part of the custodial funds may be invested in collectibles (within the meaning of Section 408(m) except as otherwise permitted by Section 408(m)(3) which provides an exception for certain gold and silver coins and coins issued under the laws of any state.

Article IV.

1. Notwithstanding any provisions of this Agreement to the contrary, the distribution of the Depositors interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with
Section 408(a)(6) and Proposed Regulations Section 1.408-8, including the incidental death benefit provisions of Proposed Regulations Section 1.401(a)(9)-2, the provisions of which are incorporated by reference.

2. Unless otherwise elected by the time distributions are required to begin to the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the sun-wing spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

3. The Depositor's entire interest in the custodial account must be, or begin to be, distributed by the Depositor's required beginning date, the April 1 following the calendar year end in which the Depositor reaches age 70 1/2. By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:

      (a)   A single-sum payment.

      (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.

      (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and Last survivor lives of the Depositor and his or her designated beneficiary.

      (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.

      (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.

4. If the Depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

      (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

      (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either

            (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositor's death, or

            (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 70 1/2.

      (c) Except where distribution in the form of an annuity meeting the requirements of Section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.

      (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

5. In the case of distribution over life expectancy


                                     12 & 13
in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositors entire interest in the Custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies.) In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70 1/2. In the case of a distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

"6. The owner of two" or more individual retirement accounts may use the alternative method described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

Article V.

1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under Section 408(i) and Regulations Sections 1.408-5 and 1.408-6.

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor as prescribed by the Internal Revenue Service.

Article VI.

Notwithstanding any other Articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with Section 408(a) and the related regulations will be invalid.

Article VII.

This Agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear on the IRA Application Form.

Article VIII

1. The Custodian shall invest the amount of each contribution in shares of the series fund(s) comprising The Park Avenue Portfolio which are designated In the IRA Application Form filed by the Depositor with the Custodian and any later written instructions from the Depositor at the price and in the manner in which such shares are then being publicly offered in accordance with the then current prospectus for The Park Avenue Portfolio, and shall credit such shares to the custodial account. Investments shall be held in the name of the Custodian for the benefit of the Depositor. The Depositor agrees that the choice of investments made for the custodial account is in the sole discretion of the Depositor, and that the Custodian does not undertake to render any investment advice whatsoever to the Depositor. All dividends and capital gains distributions received on the shares of any Portfolio Fund then held in the custodial account shall be reinvested in such shares at net asset value in accordance with the then current prospectus for The Park Avenue Portfolio, and credited to the custodial account. If any distribution of a Portfolio Fund may be received at the election of the stockholder in additional shares or in cash or other property, the Custodian shall elect to receive is in additional shares. A receipt for each contribution received and each reinvestment showing the investment or reinvestment and current status of the custodial account immediately thereafter shall be prepared by the Custodian and promptly delivered to the Depositor. The Custodian shall not be liable for interest on any cash balance in the custodial account. Any charges attributable to the acquisition of shares shall be charged to the custodial account. With respect to a rollover contribution described in Article I of the Agreement, the Custodian shall not accept any such contribution unless it is made (i) in cash, or (ii) in shares of a series of The Park Avenue Portfolio maintained as an investment hereunder.

2. The Custodian shall forward to the Depositor all notices, prospectuses, financial statements, proxies and proxy soliciting material relating to the shares of any Portfolio Fund held in the custodial account. The Custodian shall not vote any of the shares of


                                     14 & 15
any Portfolio Fund held in the custodial account except in accordance with the written instructions of the Depositor.

3. The Custodian shall, from time to time, on the instructions in writing of the Depositor, and subject to the provisions of Articles IV and V as amended and supplemented by this paragraph, make distributions our of the custodial account, in such manner and amounts as may be specified in such instructions. All such instructions shall be deemed to constitute a certification by the Depositor that the distribution so directed is one that is permitted. A declaration of the Depositor's intention as to the disposition of an amount distributed pursuant to
Article V hereof shall be in writing and given to the Custodian within such period, not to exceed 30 days prior to such distribution, as the Custodian may require.

4. By written notice to the Custodian, the Depositor may designate or change the beneficiary or beneficiaries to receive any benefit payable by reason of the Depositor's death or the death of his or her surviving spouse before the Depositor's entire interest in the custodial account has been distributed. In the absence of a designated beneficiary, the Depositor's estate shall be the beneficiary.

5. The Depositor shall be charged by the Custodian for its services under this Agreement in accordance with its current fee schedule. If the Custodian's fees are nor otherwise paid to it, the Custodian may pay them to itself from the custodial account by redeeming shares of the Portfolio Fund(s) held in the custodial account having a value equal to such unpaid fees. The Custodian may substitute a different fee schedule at any time upon 30 days written notice to the Depositor.

6. Any income or other taxes of any kind whatsoever that may be levied or assessed upon or in respect of the custodial account or the income thereof, any transfer taxes incurred in connection with the investment and reinvestment of the assets of the custodial account, and all other reasonable administrative expenses incurred by the Custodian in the performance of its duties hereunder, including fees for legal services rendered to the Custodian, may, in the discretion of the Custodian, be charged against and paid from the custodial account by redeeming shares of the Portfolio Fund(s) held in the custodial account having a value equal to such taxes or expenses.

7. The Depositor at any time may remove the Custodian upon 30 days written notice to that effect delivered to the Custodian, which notice shall also designate a successor custodian. The successor custodian shall satisfy the requirements of Section 408(h) of the Code, in that it shall be a bank (as defined in Section 401(d) of the Code) or other person who demonstrates, to the satisfaction of the Secretary of the Treasury or his delegate, that the manner in which he or the will hold the assets of the custodial account will be consistent with the requirements of Section 408 of the Code. Upon receipt by the Custodian of written acceptance of such appointment by the successor custodian, the removal of the Custodian shall be effective, and the Custodian shall forthwith transfer and pay over to such successor custodian the assets of the custodial account and all records pertaining thereto. The Custodian may, before transferring the assets of the custodial account to a successor custodian, withhold its unpaid compensation, fees or expenses and provide for the payment of all other liabilities which are a charge on or against the assets of the custodial account or on or against the Custodian. Where necessary, the Custodian may reserve and redeem Portfolio Fund shares for these purposes. Any balance of such reserve remaining after the payment of all such items shall be paid over to the successor custodian.

8. The Custodian may at any time resign as Custodian under this Agreement, upon 30 days written notice to that effect delivered to the Depositor. Upon receiving such notice of resignation, the Depositor shall forthwith appoint a successor custodian which satisfies the requirements of Section 408(h) of the Code. Upon receipt of the Custodian of written acceptance by the successor custodian of such appointment, the Custodian is authorized to act in the same manner as provided for in paragraph 7 of this Article as regards the transfer of assets to the successor custodian and the payment of the items referred to therein. In the event the Depositor fails to appoint a successor custodian which has accepted its appointment within 30 days after the Custodian's notice of resignation the Custodian shall appoint a successor custodian which satisfies the requirements of Section 408(h) of the Code. Such appointment shall be made in good faith with reasonable care and shall not make the Custodian liable for any acts or omissions of its successor(s).

9. The provisions of this Agreement shall apply to


                                     17 & 18
any successor custodian from the effective date of its appointment as such with the same force and effect as if such successor was the initial custodian hereunder.

10. The Depositor may at any time and from time to time modify or amend this Agreement in whole or in part (including retroactive amendments) by delivering to the Custodian a signed written copy of such modification or amendment. The Depositor delegates to the Custodian the right to amend the Agreement from time to time (including retroactive amendments) by written notice to the Depositor, and the Depositor shall be deemed to have consented to any such amendment. However, no amendment by the Depositor which increases the duties or obligations of the Custodian shall be effective unless agreed to in writing by the Custodian, no amendment by the Depositor or Custodian shall cause or permit any part of the assets of the custodial account to be diverted to purposes other than for the exclusive benefit of the Depositor or his or her beneficiaries, and no such amendment shall be made which would disqualify this Agreement from complying with Section 408 of the Code or be made except in accordance with any applicable laws and regulations affecting this Agreement.

11. The Depositor may terminate the custodial account at any time, by delivering to the Custodian, a signed notice of termination. Upon such termination, and subject to a reservation of assets in the same manner as provided for in paragraph 7 of this Article, any and all assets remaining in the custodial account as of the date of termination shall be distributed to the Depositor, in cash or in kind as directed by the Depositor (or in the absence of such direction as determined by the Custodian). This Agreement shall be terminated upon the complete distribution of the custodial account

12. If, because of an erroneous assumption as to earned income or for any other reason, a contribution which is an excess contribution within the meaning of
Section 408(d)(4) of the Code is made on behalf of the Depositor for any year, adjustment of such excess contribution shall be made by the distribution in cash or in kind to the Depositor, upon written notice so the Custodian from the Depositor which states the amount of such excess contribution and any net income attributable thereto. The Custodian shall not be responsible for computing the amount of any excess contribution and any net income attributable thereto.

13. The Custodian shall not be responsible for the purpose or propriety of any distribution made pursuant hereto. The Custodian may conclusively rely upon, be entitled to assume the truth of and be protected in acting upon any written statement, order, direction, notice, instruction or other written instrument of or received from the Depositor in connection with this Agreement and believed by the Custodian so be genuine and to have been properly executed, and shall, so long as it acts in good faith, have no liability in taking or omitting to sake any action based thereon. The Custodian shall be under no duty or inquiry with respect so any such writing, but in its discretion may request any tax waivers, proof of signatures or other evidence which it reasonably deems necessary for its protection. The Depositor and the successors of the Depositor, as appropriate, including any executor or administrator of the Depositor, shall, to the extent permitted by law, indemnify against and save harmless the Custodian and its successors and assigns from any and all claims, actions or liabilities of the Custodian to the Depositor or the successor of the Depositor whatsoever (including all reasonable expenses incurred in defending against any of the foregoing which may arise in connection herewith, except such as arise from the Custodian's own bad faith, gross negligence or willful misconduct). The Custodian shall not be under any duty to take any action other than as herein specified wish respect hereto, unless the Depositor shall furnish it with instructions in proper form and such instructions shall have been specifically agreed to by the Custodian or to defend or engage in any suit with respect hereto unless it shall have first agreed in writing to do so and shall have been fully indemnified to its satisfaction.

14. No interest, right or claim in or to any part of the custodial account, nor any assess held therein or benefits provided hereunder shall be subject to alienation, assignment, transfer, sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution or levy of any kind, and any attempt so cause any such interest right, claim, assess or benefit to be so subjected shall not be recognized, except to the extent as may be required by law.

15. The Custodian is authorized to hire an agent to perform certain of its duties hereunder, which agent may be the transfer agent for The Park Avenue Portfolio series fund shares authorized so be held hereunder.


                                     18 & 19

16. Any notice required or permitted to be given to the Custodian shall be effective if mailed by registered or certified mail to the Custodian c/o National Financial Data Services, 1004 Baltimore Avenue, Kansas City, MO 64105-2112, or such other address as the Custodian shall provide so the Depositor from time to time. Any notice required or permitted to be given by the Custodian shall be effective if mailed so the Depositor as the Depositor's last address or record provided so the Custodian, or, as the case may be, to the successor of the Depositor at the successor's last address of record provided to the Custodian.

17. Words in the masculine include feminine, the singular includes the plural, and vice versa, unless qualified by the context.

18. This Agreement and the custodial account shall be governed by and construed, administered and enforced according to the laws of the State of Massachusetts.

RETAIN THIS ENTIRE BOOKLET
FOR YOUR RECORDS

---------------------------------
The Park Avenue Portfolio
IRA APPLICATION
---------------------------------

Instructions: Use this form to open a new Park Avenue Portfolio IRA. You should also complete an IRA TRANSFER FORM if you are transferring assets from your current IRA to open your account. If you are opening more than one account, complete a separate IRA APPLICATION for each. QUESTIONS? CALL 1-800-221-3253, OPTION 5.

PLEASE
PRINT
CLEARLY

================================================================================

Mail this form to:

The Park Avenue Portfolio, National Financial Data Services, P.O. Box 419733, Kansas City, MO 64141-6733

For certified, registered or over-night mail:

The Park Avenue Portfolio, National Financial Data Services, 1004 Baltimore Avenue, Flr. DW-05, Kansas City, MO 64105-2112

GISC Registered Representatives only, mail to:

The Park Avenue Portfolio, Guardian Investor Services Corporation, 3900 Burgess Place, Flr. 35, Bethlehem, PA 18017

================================================================================

=============================
1

Owner
Information
=============================

================================================================================

--------------------------------------   ---------------------------------------
Name: First    Middle Initial    Last    Social Security Number    Date of Birth

--------------------------------------   ---------------------------------------
Street Address or P.O. Box               Daytime Phone Number

--------------------------------------
City           State             Zip

================================================================================

=============================
2

Beneficiary
Designations
=============================
[ILLEGIBLE] beneficiary
[ILLEGIBLE] distributions
[ILLEGIBLE] if there is no
[ILLEGIBLE] Primary
[ILLEGIBLE].

================================================================================

|_| Primary Beneficiary                  |_| Secondary Beneficiary

--------------------------------------   ---------------------------------------
Name: First    Middle Initial    Last    Name: First    Middle Initial    Last

--------------------------------------   ---------------------------------------
Relationship                             Relationship

--------------------------------------   ---------------------------------------
Social Security Number   Date of Birth   Social Security Number    Date of Birth

================================================================================

=============================
3

Type of IRA Account
=============================
[ILLEGIBLE] indicate
[ILLEGIBLE] type of account
[ILLEGIBLE] opening. Each
[ILLEGIBLE] explained in
[ILLEGIBLE] accompanying IRA
[ILLEGIBLE] Statement.

================================================================================

|_| REGULAR CONTRIBUTION

SPOUSAL IRA: Spouse's Name ______________ Social Security Number _______________
             Date of Birth ______________

If you are opening a Regular Contribution IRA or Spousal IRA, enclose a check payable to "The Park Avenue Portfolio."(R)

|_| TRANSFER IRA. Please also complete the separate IRA TRANSFER FORM.

|_| SEP-IRA         |_| TRANSFER SEP-IRA. Please also complete the separate IRA
                        TRANSFER FORM.

|_| ROLLOVER IRA. Please indicate the source of your contribution:

|_| A distribution paid so me from:     |_| My contribution is a:
     1 |_| Another regular (or annual)       4 |_| Direct rollover of an
           contribution IRA or Spousal             eligible distribution from a
           IRA                                     tax-qualified retirement plan

     2 |_| Another IRA where the             5 |_| Direct rollover of an
           initial contribution was                eligible distribution from a
           from a tax-qualified                    tax-sheltered annuity
           retirement plan

     3 |_| A tax-qualified retirement
           plan

If you checked boxes 1, 2 or 3, enclose a check payable to "The Park Avenue Portfolio."(*)

If you checked boxes 4 or 5, the plan administrator or tax-sheltered annuity sponsor should deliver your contribution to "The Park Avenue Portfolio."(*)

*The fee to open an account ($15.00) will be taken from your contribution if not submitted separately.

================================================================================

=============================
4

Investment
Transactions
=============================
[ILLEGIBLE] indicate the
[ILLEGIBLE] of the
[ILLEGIBLE] Fund(s) in
[ILLEGIBLE] your IRA is to
[ILLEGIBLE]. Each Fund
[ILLEGIBLE] in the
[ILLEGIBLE] for The
[ILLEGIBLE] Avenue Portfolio.

================================================================================

The minimum investment to open an IRA account is $300 per Portfolio Fund. The minimum subsequent investment is $50 per Portfolio Fund.

Fund Name                         Tax Year  Deductible Amounts  Non-Deductible Amounts
Guardian Park Avenue Fund ..... 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian Baillie Gifford
 International Fund ........... 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian Asset Allocation Fund  19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian Investment Quality
 Bond Fund .................... 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian U.S. Government
 Securities Fund .............. 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian Tax-Exempt Fund ...... 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian Cash Management Fund.. 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----


                           Please complete other side.

=============================
5

Telephone
Exchanges
=============================

================================================================================

You will NOT receive the Telephone Exchange Privilege unless you check the box below.

|_| YES. I want Telephone Exchange Privileges and understand that anyone who supplies the required account information to NFDS can make telephone exchanges on my behalf.

================================================================================

=============================
6

Letter
of Intent
=============================

I intend so make sufficient investments in the Portfolio Funds (except The Guardian Cash Management Fund) over a period of 13 months to receive a reduced sales load based on my aggregate investments. The applicable break-point for my intended aggregate investment is:

|_| $100,000  |_| $250,000  |_| $500,000  |_| $1,000,000  |_| $2,500,000
|_| $5,000,000

|_| I am already investing under a Letter of Intent. Existing Account
    Number __________________________________

================================================================================

=============================
7

Automatic Investment Plan
=============================
[ILLEGIBLE] Attach a
[ILLEGIBLE] check (for
[ILLEGIBLE] accounts)
[ILLEGIBLE] account
[ILLEGIBLE] slip. Your
[ILLEGIBLE] must be a
[ILLEGIBLE] of the
[ILLEGIBLE] Clearing
[ILLEGIBLE].

================================================================================

I want to establish an Automatic Investment Plan as described In the prospectus for The Park Avenue Portfolio. I agree so reimburse State Street Bank and Trust Company ("SSBTC") for any expenses or losses that SSBTC may incur in connection with my plan, including any expenses or losses caused by my banks failure to act as I have requested. SSBTC may cancel any purchase caused by erroneous payments or for which it does not receive payment from my bank. Redemptions and/or deductions may be made from my IRA account for that purpose. I understand that the minimum debit to my bank account is $100 and payments over a period of 12 months must total as least $1000. This application must be received at least 30 days before the first payment date.

                                                      (Check One)
                              Amount   ------------------------------------------
                             Invested  Monthly  Quarterly  Semiannually  Annually
Guardian Park Avenue Fund    $           |_|       |_|         |_|          |_|
                              -------

Guardian Baillie Gifford
 International Fund          $           |_|       |_|         |_|          |_|
                              -------

Guardian Asses Allocation
 Fund                        $           |_|       |_|         |_|          |_|
                              -------

Guardian Investment Quality
 Bond Fund                   $           |_|       |_|         |_|          |_|
                              -------

Guardian U.S. Government
 Securities Fund             $           |_|       |_|         |_|          |_|
                              -------

Guardian Tax-Exempt Fund     $           |_|       |_|         |_|          |_|
                              -------

Guardian Cash Management
 Fund                        $           |_|       |_|         |_|          |_|
                              -------

First check to be drawn for payment due:
--------------------------------------------------------------------------------
                                              Month/Day (1 through 28 only)/Year


--------------------------------------------------------------------------------
Name of Bank


--------------------------------------------------------------------------------
Branch Name                      Branch Number              Transit Number


--------------------------------------------------------------------------------
Bank Address


--------------------------------------------------------------------------------
City                             State                      Zip


--------------------------------------------------------------------------------
Bank Account Number


--------------------------------------------------------------------------------
Signature of Depositor                               Date


--------------------------------------------------------------------------------
Signature of Depositor                               Date
(If joint bank account, both must sign.)

================================================================================

=============================
8

Signature
=============================

By signing this form you:

|_| Establish an IRA account in accordance wish all the terms of the IRA Custodial Agreement on IRS Form 5305-A which has been provided to you and which is incorporated herein by reference.

|_| Appoint SSBTC, or its successors, as Custodian of your IRA account.

|_| State that you have received and read an IRA Disclosure Statement, the IRA Custodial Agreement on IRS Form 5305-A and the prospectus for The Park Avenue Portfolio, and that you agree so be subject to their provisions as they may be amended from time to time.

|_| Certify that you have the authority and legal capacity to select the privileges requested herein and to purchase mutual fund shares, and that you are solely responsible for your investment choices.

|_| Authorize The Park Avenue Portfolio, SSBTC and their affiliates or agents to act on any instructions believed to be genuine to carry out any duties authorized on this form or required by the IRA Custodial Agreement on IRS Form 5305-A, and agree that none of them will be liable for any resulting loss, expense or consequential damages.

|_| Certify, under penalties of perjury, that the Social Security Number(s) shown on this form is (are) true and correct, and that you have not been notified by the IRS that you are subject to back-up withholding.


/s/                                    /s/
---------------------------------      -----------------------------------------
Signature         Date                 Spouse's Signature (Required in      Date
                                       Community Property State)

Your confirmation statement shall also serve as the acceptance by SSBTC of its appointment as your Custodian.

================================================================================

=============================
9

Dealer Information
=============================


------------------------------------   -----------------------------------------
Firm Name                              Registered Representative's Name/Agency
                                       Code/Reg. Rep. Code


------------------------------------   -----------------------------------------
Branch/Agency Address                  Dealer Code


------------------------------------   -----------------------------------------
City              State      Zip       Authorized Dealer Signature

=============================
The Park Avenue Portfolio(*)
IRA TRANSFER FORM
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Instructions: Use this form so transfer IRA assets from your current custodian to your Park Avenue Portfolio IRA. If you are transferring IRA assets from more than one custodian, complete one IRA TRANSFER FORM for each custodian. There is no limit to the number of transfers which you may authorize. You should also complete an IRA APPLICATION if you are opening a new IRA with the transfer described herein.

PLEASE
PRINT
CLEARLY

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Mail this form to:

The Park Avenue Portfolio, National Financial Data Services, P.O Box 419733, Kansas City, MO 64141-6733

For certified, registered or over-night mail:

The Park Avenue Portfolio, National Financial Data Services, 1001 Baltimore Avenue, Flr. DW-05, Kansas City, MO 64105-2112

GISC Registered Representatives only, mail to:

The Park Avenue Portfolio, Guardian Investor Services Corporation, 3900 Burgess Place, Flr. 3S, Bethlehem, PA 18017

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1

Owner
Information
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--------------------------------------   ---------------------------------------
Name: First    Middle Initial    Last    Social Security Number    Date of Birth

--------------------------------------   ---------------------------------------
Street Address or P.O. Box               Daytime Phone Number

--------------------------------------
City           State             Zip

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2
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Current IRA
Custodian/
Trustee and
Account
Information
=============================


--------------------------------------   ---------------------------------------
Name: First    Middle Initial    Last    Phone Number


--------------------------------------   ---------------------------------------
Street Address or P.O. Box               Account Number       Maturity Date (for
                                                              a CD)


--------------------------------------   ---------------------------------------
City           State             Zip     Account Number       Maturity Date (for
                                                              a CD)

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3
=============================
Instructions
[ILLEGIBLE] Current IRA
Custodian/
Trustee
=============================

Please transfer

|_| all or |_| part ($____ or ____%) of my existing IRA account described above |_| immediately or |_| at maturity (for a CD).

All assets should be transferred as cash on a fiduciary-to-fiduciary basis. Include my account number and FBO information on a check made payable to "The Park Avenue Portfolio."(*)

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4
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Type of IRA

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What type of IRA do you have now?

|_| Individual Account (Regular Contribution IRA)   |_| Spousal IRA

|_| SEP-IRA                                         |_| Retirement Plan Rollover
                                                        (an IRA comprised of
|_| Annuity Rollover (an IRA comprised of               distributions from a
    distributions from a tax-sheltered annuity)         tax-qualified retirement
                                                        plan)

|_| Other (Explain) _____________________________

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5
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Investment
Instructions
=============================
[ILLEGIBLE] Fund is described
[ILLEGIBLE] prospectus for
[ILLEGIBLE] Park Avenue
Portfolio.

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Check one box and complete if necessary:

|_| Invest the transferred amount in accordance with the investment instructions on my IRA APPLICATION.

|_| Invest the transferred amount as follows:

Fund Name                         Tax Year  Deductible Amounts  Non-Deductible Amounts
Guardian Park Avenue Fund ..... 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian Baillie Gifford
 International Fund ........... 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian Asset Allocation Fund  19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian Investment Quality
 Bond Fund .................... 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian U.S. Government
 Securities Fund .............. 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian Tax-Exempt Fund ...... 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

Guardian Cash Management Fund.. 19             $     or    %        $     or    %
                                  --------     -----    ----        -----    ----

|_| I am effecting a transfer-in-kind of shares of the Portfolio Funds which comprise The Park Avenue Portfolio from my current IRA Custodian/Trustee.


                           Please complete other side.

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6
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Signature
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By signing this form you:

|_| Acknowledge that you have received and read the prospectus for The Park Avenue Portfolio, and that you are solely responsible for your investment choices.

|_| Release The Park Avenue Portfolio and its affiliates or agents from, and agree to indemnify and hold each and all of them harmless against, any liability, loss, expense or cost caused by any refusal, failure or delay by a financial institution to transmit the proceeds of a CD as contemplated herein; or any delay or failure to provide a signature guarantee.

|_| Authorize the transfer of IRA assets described herein and certify that you have established a Park Avenue Portfolio IRA.


/s/
-----------------------------------------  -------------------------------------
Signature                                  Date

Signature guarantee: Contact your current IRA Custodian/Trustee regarding its requirements.


-----------------------------------------
Name of Signature Guarantor



By
-----------------------------------------  -------------------------------------
Signature of Officer                       Title

AFFIX SIGNATURE GUARANTEE STAMP

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7
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Dealer
Information
=============================

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-----------------------------------------  -------------------------------------
Firm Name                                  Registered Representative's
                                           Name/Agency Code/Reg. Rep. Code


-----------------------------------------  -------------------------------------
Branch/Agency Address                      Dealer Code


-----------------------------------------  -------------------------------------
City                 State       Zip       Authorized Dealer Signature

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PLEASE DO NOT COMPLETE THIS SECTION FOR USE BY SUCCESSOR AND CURRENT CUSTODIANS
ONLY

To the Current Custodian: As agent for State Street Bank and Trust Company (SSBTC), Custodian for the Depositor's Individual Retirement Account, we agree to accept the transfer of plan assets on a fiduciary-to-fiduciary basis as indicated above.


-----------------------------------------  -------------------------------------
Authorized Signature                      Title             Date

Instructions so Current Custodian for delivery so SSBTC: Make check payable to:
"The Park Avenue Portfolio"(*)


-----------------------------------------  -------------------------------------
FBO                                        Account Number(s)

NFDS
P.O. Box 419733
Kansas City, MO 64141-6733